UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2026

AppLovin Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-40325	45-3264542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1100 Page Mill Road
Palo Alto, California 94304
(Address of principal executive offices, including zip code)
(800) 839-9646
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00003 per share	APP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On November 4, 2026, AppLovin Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2026. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information in this Item 2.02 of this current report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On October 29, 2026, certain stockholders (the “Consenting Stockholders,” as defined below) of the Company holding at least a majority of the voting power of the Company’s outstanding shares of capital stock entitled to vote adopted resolutions by written consent in lieu of a meeting of stockholders to approve the reincorporation of the Company from the State of Delaware to the State of Nevada by conversion (the “Nevada Reincorporation”). In connection with the Nevada Reincorporation, the Company will file with the U.S. Securities and Exchange Commission an information statement on Schedule 14C (the “Schedule 14C”) that will be mailed to all holders of record of the Company’s voting capital stock as of the close of business on October 29, 2026. Copies of the proposed plan of conversion, Nevada articles of incorporation and Nevada bylaws will be filed as appendices to the Schedule 14C.

The Consenting Stockholders are, collectively, Adam Foroughi; Herald Chen; The Foroughi 2015 Irrevocable Trust, for which a third party serves as Trustee; HDF 2020 LLC; WNF 2020 LLC; DLF 2020 LLC; KMF 2020 LLC; and OHF 2020 LLC. As of the close of business on October 29, 2026, the Consenting Stockholders together held 2,370,615 shares of Class A common stock and 30,063,730 shares of Class B common stock, representing approximately 67% of the voting power of our outstanding shares of capital stock entitled to vote.

In accordance with Rule 14c-2 under the Exchange Act, the Company plans to effectuate the Nevada Reincorporation no earlier than twenty (20) calendar days after the commencement of mailing of the Schedule 14C to all holders of record of the Company’s voting capital stock as of the close of business on October 29, 2026.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release, dated November 4, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLOVIN CORPORATION

Date: November 4, 2026	/s/ Matthew A. Stumpf
Matthew A. Stumpf
Chief Financial Officer

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